Analyst Meeting: January 16, 2002

JPMorgan Investment Bank 2001

JPMorgan

2001 IFR Bank of the Year

"The rigours of mega-mergers, particularly those with cultural differences to bridge, are usually sufficient to distract most banks for at least a year. So to remain resolutely focused on the business in year one is striking in itself. To do it against the backdrop of market volatility and a severe industry downturn is remarkable. To achieve manifest market share gains and significant earnings enhancements is nothing short of astounding. JPMorgan is IFR's Bank of the year."

– International Financing Review
Review of the year 2001

2001 Investment Bank Financials

$ billions

Financial Highlights

	2001	2000	% Change
Revenues	14.9	16.7	(11%)
Cash Expenses	9.0	10.7	(16%)
Operating Margin	5.8	5.9	(2%)
Credit Costs	1.2	0.3	328%
Income Taxes	1.8	2.2	(17%)
Cash Operating Earnings	2.9	3.6	(18%)
Cash Return on Common Equity	15%	18%	(260 bps)
Cash Overhead Ratio	60%	64%	(400 bps)

2001

Geographical Revenue Diversification



Latin America 3%
Asia-Pacific 10%
EMEA 32%
North America 55%

JPMorgan

JPMorgan Business Model

Serving the 360º financial needs of the world's pre-eminent corporations, financial institutions and governments through an integrated delivery model that leverages our global scale and broad leadership positions...

		Pages
Client Relationships	Global Presence, Pre-eminent Client Base	4-5
Products	Product Breadth & Leadership	6-10
Approach	The 360º Relationship - Integrated Approach	11-12
Performance	Risk Management & Financial Discipline	13-15

Global Presence, Pre-eminent Client Base

- Developing relationships with nearly 10,000 issuer clients
- 1,500 issuer clients each generated over $1 million revenue in 2001
- Broad issuer and investor client base across all industry sectors
- Strong relationships with over 90% of *Fortune 1000* companies in the US and equivalent penetration in Europe, Asia-Pacific and Latin America
- Serving our clients across the globe from offices in over 60 countries
- Global trading operations in all major money-centers interacting with premier institutional investors

2001

# of Issuer Clients by Industry



Technology, Media & Telecom 28%
Financial Institutions & Governments 29%
General Industries[a] 43%

2001

# of Issuer Clients by Region



Latin America 4%
Asia-Pacific 19%
North America 53%
EMEA 24%

[a] General Industries includes: Chemicals, Consumer, Diversified Industrials, Global Logistics & Transportation, Healthcare, Mining & Metals, Oil& Gas, Paper & Packaging, Building Products, Power, Real Estate and Retail Industries

JPMorgan

Pre-eminent Client Base - Top 100 Issuer Clients

Top 100 Issuer Clients

- Provide 30% of total JPMorgan issuer revenues
- Average revenue per client of $27 million per year
- 68% of revenue generated from investment grade clients
- 47% of revenue derived from clients outside North America
- Average of 5 services per client

2001

Revenue by Product - Top 100 Issuer Clients



Operating Services[a] 29%
Corporate Finance 23%
Trading 26%
Other 5%
Credit 17%

2001

Revenue by Region - Top 100 Issuer Clients



Asia-Pacific 8%
Latin America 3%
North America 53%
EMEA 36%

[a] Operating services include Cash Management, Custody & Trust (Operating services results are reported separately within Treasury & Securities Services section of the earnings release)

JPMorgan

Product Breadth & Leadership

Progress towards global top 3 leadership positions...

Major Products	Global Top 3
Interest Rate Derivatives	✓
Credit Derivatives	✓
Foreign Exchange	✓
Global Treasury	✓
Syndicated Loans	✓
Corporate Bonds	✓
Cash Management	✓
Custody	✓
Trust	✓
Mergers & Acquisitions	'Half Step' Away
Non-Corporate Bonds	'One Step' Away
Equity Derivatives	'One Step' Away
Cash Equities	Building

Bonds

Bonds League Table - JPMorgan Rank

	2001	2000
Global Bonds	2	2
Global Investment Grade	2	2
Global High Yield	4	5
Global Asset-backed	3	2
US Domestic Bonds	2	1
Yankee Bonds	2	2
Latin American Debt	1	1

Source: Thomson (Query Numbers: F5, B7, B4, B11, F6, F4, AQ1)

Example Transactions

€ $1,000,000,000 PCCW *Sole Bookrunner* *Guaranteed 10-year Notes* JPMorgan *November 2001*	*$1,000,000,000* United Mexican States *Sole Bookrunner* *Global Bonds* JPMorgan *November 2001*
€ €8,000,000,000 Deutsche Telekom *Joint Bookrunner* *Two tranche Eurobond* JPMorgan *July 2001*	*$11,900,000,000* WORLDCOM *Joint Bookrunner* *Global Bonds* JPMorgan *May 2001*

2001 Momentum

- #2 in US Investment Grade retained from 2000
- #3 in European Investment Grade vs #7 in 2000
- #1 in Latin America Bond underwriting
- #2 in Q4 in High Yield vs #3 in Q3, #5 in Q2 and #9 in Q1
- Lead or co-manager on 40% of all High Yield volume

Source: Thomson

Recognition

- World's Best Debt House (*Euromoney, 07/01*)
- Emerging Market Bond House of the Year (*IFR Review of the year 2001*)
- #1 Best International Debt Lead Arranger (*Emerging Markets Investor, 10/01*)
- #1 Overall Debt Arranger (*Euromoney, 06/01*)

JPMorgan

Mergers & Acquisitions

2001 Global M&A Announced League Table

Manager	Rank 2001	Rank 2000	Full Year 2001 Volume $billions	Market Share	Issues #
Goldman Sachs & Co	1	1	595.8	34.2%	339
Merrill Lynch	2	4	478.3	27.4%	256
Morgan Stanley	3	2	460.4	26.4%	312
Credit Suisse First Boston	4	3	394.3	22.6%	451
J.P.Morgan	5	6	388.7	22.3%	403
Top 5 Totals			2,317.5	132.9%	1,761
Industry Totals			1,744.6	100.0%	28,828

Source: Thomson (AD1)

Example Transactions

$72,000,000,000

Comcast

Advisor
Acquisition of AT&T Broadband

JPMorgan *Pending*

A$16,000,000,000

CABLE & WIRELESS OPTUS

Advisor
Acquired by Singapore Telecommunications Ltd.

JPMorgan *September 2001*

$15,570,000,000

Billiton

Advisor
Merger with BHP

JPMorgan *June 2001*

$15,000,000,000

TELMEX

Advisor
Spin-off of América Móvil

JPMorgan *February 2001*

2001 Momentum

- #5 in Global M&A announced vs #6 in 2000, 5.6% market share increase (largest relative increase of any top advisor)
- #2 in number of announced deals (403), average deal size down 13% vs industry average down 36%
- 30% market share of Global M&A announced transactions over $1 billion vs 19% in 2000
- #1 in Latin America announced and completed (excluding Citibank's acquisition of Banamex)
- #2 in European completed - #1 in Spain, #2 in Germany, #1 in European cross-border
- #2 in both announced and completed Asia Pacific rankings

Source: Thomson

Recognition

- Deal of the Year - **OCBC/Keppel Capital** *(Finance Asia)*
- Deal of the Year - **SingTel/Cable & Wireless** Optus *(CFO Asia)*
- M&A Agreed Merger of the Year - **BHP/Billiton** *(Corporate Finance)*
- M&A Buyout of the Year - **Messer Griesheim** *(Corporate Finance)*

Equities

2001 Global Equity and Equity Related

Manager	Rank 2001	Rank 2000	Full Year 2001 Volume $billions	Market Share	Issues #
Merrill Lynch	1	3	61.3	14.4%	206
Goldman Sachs & Co	2	1	61.0	14.3%	129
Citi/Salomon Smith Barney	3	5	48.8	11.5%	182
Morgan Stanley	4	2	45.4	10.7%	98
Credit Suisse First Boston	5	4	42.2	9.9%	161
JPMorgan	9	8	14.6	3.4%	60
Top 5 Totals			258.7	60.8%	776
Industry Totals			425.6	100.0%	2,471

Source: Thomson (C1)

Example Transactions

$1,050,000,000
MOTOROLA
Sole Book Manager
Convertible Notes
JPMorgan *November 2001*

€ €1,380,000,050
PINAULT PRINTEMPS-REDOUTE
Global Co-ordinator
Convertible Notes
JPMorgan *September 2001*

€ $136,000,000
YAGEO®
Sole Bookrunner
Global Depository Receipts
JPMorgan *July 2001*

€ €2,500,000,000
TELECOM ITALIA
TIM
Sole Bookrunner
Convertible Notes
JPMorgan *March 2001*

2001 Momentum

- #6 and 8% Q4 run-rate in US Equity and Equity Related vs #6 and 5% in full-year 2000
- #7 and 5% in H2 2001 in Global Equity and Equity Related vs #10 and 2% in H1 2001
- #6 in Global convertibles vs #14 in 2000
- #3 in European convertibles
- 2001 US Equity Bookrunner market share trend:



2%
#9
1Q
2%
#8
2Q
7%
#6
3Q
7%
#5
4Q

Source: Thomson

2001 Actions Positioning for 2002 and Beyond

- New organization structure
- Significant new hires
- Increased client penetration

Recognition

- European Equity-Linked House of the Year (*IFR Review of the year 2001*)
- Top Equity-Linked House (Capital raising poll of CFOs and Treasurers) (*Euromoney, 12/01*)
- 15 *Institutional Investor* All-America Equity Research Rankings (10/01)

JPMorgan

Global Top 3 Leadership Positions

Derivatives

- Derivatives House of the Year (*IFR Review of the year 2001*)
- Derivatives House of the Year (*Risk* Annual Awards, 01/02)
- Won 10 of 14 #1 awards (*Risk*, 09/01)
- Best Overall Derivatives Dealer (*Derivatives Strategy*, 01/01)

Foreign Exchange

- Best Overall FX Provider (*Global Investor*, 03/01)
- Top FX Bank by Market Share (*Euromoney*, 05/01)

Syndicated Loans

- Ranked #1 in Global Syndicated Loans since table inception
- Loan House of the Year (*IFR*, Review of the year 2001)

# of 2001 *Risk* First Place Derivative Positions



Product Categories (212 possible)
71
23
17
10
JPM
DB
CSFB
UBS

Source: Risk Magazine

Cash Management, Custody & Trust

- Best at Transaction Services for North America (*Euromoney, 07/01*)
- World's Best at Custody (*Euromoney, 07/01*)
- #1 in CHIPS and Fedwire average daily volume (*NY Clearing House, The Federal Reserve Bank of New York*)
- #1 Trustee for US Corporate and Municipal Debt (*Securities Data Company*)
- #1 in Issuing and Paying Agent Services for US Commercial Paper (*Depository Trust Company*)

The 360° Relationship - Integrated Approach

Delivered through single client executive and broad coverage team...


Investment Bank
Strategic Advisory
Capital Raising, Sales, Trading, Research, Risk Mgmt.
Capital Raising, Sales, Trading, Research, Risk Mgmt.
M&A
Equity
Debt
Client
Operating services
Wealth mgmt.
Retail
Private equity
Cash Mgmt., Custody, Trust
Investment Mgmt., Private Banking
Credit Card, Payroll Services, Employee Banking
Equity and Mezzanine Capital Financing
Treasury & Securities Services
Investment Mgmt & Private Banking
Retail & Middle Markets Financial Services
JPMorgan Partners

JPMorgan

The 360° Relationship - Success of the Platform

JPMorgan Advertisement

The 360° relationship.

To call it client-centric sells it short. This is a whole new way of working.

There's a new kind of relationship. While it keeps your goals front and center, it also breaks down old barriers. With strategic advice, capital raising, operating services, private equity and wealth management, all working together, with only one goal - your success. Offering you knowledgeable people, industry insight and a global perspective. Once again, JPMorgan is leading the way, putting clients in a better position.

19 IFR Awards Received in 2001

Bank of the Year

Loan House of the Year
US Loan House of the Year
US Leveraged Loan House of the Year
Asia-Pacific Loan House of the Year

Derivatives House of the Year
Credit Derivatives House of the Year
Interest-Rate Derivatives House of the Year

Emerging Market Bond House of the Year
Asia-Pacific Bond House
Latin America Bond House of the Year

North American Securitisation House

Europe Equity-Linked House of the Year

6 Deal Awards

3 Annual Risk Awards Received in 2001

Derivatives House of the Year

Interest Rate Derivatives House of the Year

Credit Derivatives House of the Year

Risk Management - Credit, Market, Operating & Reputation

Current cyclical focus: Credit

Credit Model

- Credit assessment and approval is independent of revenue-producing functions
- Credit risk is distributed in both primary and secondary markets
- Credit is targeted and extended based on our total relationship value as measured by shareholder value added (SVA)
- Retained risk is actively managed
- Only 8% of 2001 revenue comes from credit portfolio compared to15% in 1998

Credit Metrics


$ billions
Investment Bank
Net Loans
(6%) CAGR
$81
$73
$71
$67
12/31/98
12/31/99
12/31/00
12/31/01


$ billions
Commercial Unused Commitments[a]
(2%) CAGR
$280
$281
$270
$261
12/31/98
12/31/99
12/31/00
12/31/01


$ billions
Derivatives
Counterparty
Outstandings[b]
(7%)
$76
$71
12/31/00
12/31/01

[a] Unused commitments includes unfunded commitments to extend credit, standby letters of credit and guarantees and other letters of credit
[b] Pre-merger comparable data for 1999 and 1998 is not available due to netting

JPMorgan

Financial Discipline

Full-time Employees


Total Headcount
29,000
(23%)
22,300
Pre-merger - Sept.'00
Dec.'01

$ billions


Total Cash Expenses
$11.2
$0.8
$1.8
$0.4
$9.0
2000 Exit Rate [a]
2001 Synergy Target
2001 Additional Savings
2001 Investments
2001 Actual

[a] 2000 Exit Rate calculated using 4Q 2000 non-incentive expenses x 4 with incentives at 2000 actual payout

JPMorgan